                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K
                                 ______________

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): DECEMBER 19, 2007

                                 ______________

                           ASI TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)
                                 ______________

           NEVADA                       0-6428                  88-0105586
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


980 AMERICAN PACIFIC DRIVE, #111, HENDERSON, NV                   89014
    (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 734-1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On December 19, 2007 ASI Technology Corporation (the "Company") issued a press release announcing financial results for the fourth quarter and fiscal year ended September 30, 2007 and certain other information.

This press release includes forward-looking statements within the meaning of the federal securities laws with respect to the Company's future operations and, as such, concerns matters that are not historical facts. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in such statements. Reference is made to the Company's filings with the Securities and Exchange Commission, including its annual report on Form 10-KSB for the year ended September 30, 2007 and other periodic filings for a description of the foregoing and other factors that could cause actual results to differ materially from those in the forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this
Item 2.02, including Exhibit 99.1, shall not be deemed 'filed' for purposes of
Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

EXHIBIT
NUMBER               DESCRIPTION
------               -----------

99.1              Press Release, dated December 19, 2007, issued by ASI
                  Technology Corporation.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ASI TECHNOLOGY CORPORATION

Date:  December 19, 2007                             /s/ JERRY E. POLIS
                                                     ------------------
                                                     Jerry E. Polis
                                                     President